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                                                                    EXHIBIT 99.2


                          AGREEMENT AND PLAN OF MERGER

                                      AMONG

                               RGI HOLDINGS, INC.

                              LP ACQUISITION CORP.

                                       AND

                             LEGEND PROPERTIES, INC.





                           DATED AS OF JANUARY 6, 2000



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                                TABLE OF CONTENTS


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                                                                                             PAGE


                                            ARTICLE I
                                            THE MERGER

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SECTION 1.01.       The Merger..................................................................1
SECTION 1.02.       Closing.....................................................................1
SECTION 1.03.       Effective Time..............................................................1
SECTION 1.04.       Effects of the Merger.......................................................2
SECTION 1.05.       Certificate of Incorporation and Bylaws.....................................2
SECTION 1.06.       Directors...................................................................2
SECTION 1.07.       Officers....................................................................2

                                            ARTICLE II
                           EFFECT OF THE MERGER ON THE CAPITAL STOCK OF
                      THE CONSTITUENT CORPORATIONS; EXCHANGE OF CERTIFICATES

SECTION 2.01.       Effect on Capital Stock.....................................................2
SECTION 2.02.       Exchange of Certificates....................................................3

                                           ARTICLE III
                          REPRESENTATIONS AND WARRANTIES OF THE COMPANY

SECTION 3.01.       Organization................................................................4
SECTION 3.02.       Capitalization..............................................................4
SECTION 3.03.       Authority...................................................................5
SECTION 3.04.       SEC Reports and Financial Statements........................................5
SECTION 3.05.       State Takeover Statutes.....................................................6
SECTION 3.06.       Brokers; Fees and Expenses..................................................6
SECTION 3.07.       Vote Required...............................................................6

                                            ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB

SECTION 4.01.       Organization................................................................6
SECTION 4.02.       Authority...................................................................6
SECTION 4.03.       Consents and Approvals; No Violations.......................................7
SECTION 4.04.       Litigation..................................................................7
SECTION 4.05        Information Supplied........................................................7
SECTION 4.06.       Interim Operations of Sub...................................................7
SECTION 4.07.       Brokers.....................................................................7
SECTION 4.08.       Board Determination.........................................................7
SECTION 4.09.       Full Disclosure.............................................................7

                                            ARTICLE V
                                            COVENANTS

SECTION 5.01.       Covenants of the Company....................................................8
SECTION 5.02.       No Solicitation............................................................10
SECTION 5.03.       Other Actions..............................................................11
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                                            ARTICLE VI
                                      ADDITIONAL AGREEMENTS

SECTION 6.01.       Stockholder Approval; Preparation of Proxy Statement.......................11
SECTION 6.02.       Access to Information......................................................12
SECTION 6.03.       Reasonable Efforts.........................................................13
SECTION 6.04.       Company Stock Options; Plans...............................................13
SECTION 6.05.       Confidentiality............................................................13
SECTION 6.06.       Fees and Expenses..........................................................14
SECTION 6.07.       Indemnification; Insurance.................................................14
SECTION 6.08.       Employment and Benefit Arrangements........................................14

                                            ARTICLE VII
                                            CONDITIONS

SECTION 7.01.       Conditions to Each Party's Obligation To Effect the Merger.................15
SECTION 7.02.       Conditions to Obligations of Parent and Sub to Effect the Merger...........15
SECTION 7.03.       Conditions to Obligations of the Company to Effect the Merger..............16

                                           ARTICLE VIII
                                     TERMINATION AND AMENDMENT

SECTION 8.01.       Termination................................................................16
SECTION 8.02.       Effect of Termination......................................................17
SECTION 8.03.       Amendment..................................................................18
SECTION 8.04.       Extension; Waiver..........................................................18

                                            ARTICLE IX
                                          MISCELLANEOUS

SECTION 9.01.       Nonsurvival of Representations and Warranties..............................18
SECTION 9.02.       Notices....................................................................18
SECTION 9.03.       Interpretation.............................................................19
SECTION 9.04.       Counterparts...............................................................19
SECTION 9.05.       Entire Agreement; Third Party Beneficiaries................................19
SECTION 9.06.       Governing Law..............................................................19
SECTION 9.07.       Publicity..................................................................20
SECTION 9.08.       Assignment.................................................................20
SECTION 9.09.       Enforcement................................................................20
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                          AGREEMENT AND PLAN OF MERGER

        THIS AGREEMENT AND PLAN OF MERGER is made and entered into as of January 6, 2000, among RGI Holdings, Inc., a Washington corporation ("Parent"), LP Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent ("Sub"), and Legend Properties, Inc., a Delaware corporation (the "Company").

        WHEREAS the respective Boards of Directors of Parent, Sub and the Company have approved the acquisition of the Company by Parent on the terms and subject to the conditions set forth in this Agreement; and

        WHEREAS the respective Boards of Directors of Parent, Sub and the Company have each approved the merger of Sub into the Company (the "Merger"), upon the terms and subject to the conditions set forth in this Agreement, whereby each outstanding share (collectively, the "Shares") of common stock, par value $0.01 per share, of the Company (the "Company Common Stock"), other than those Shares of Company Common Stock owned directly or indirectly by Parent or the Company, will be converted into the right to receive $0.50 in cash; and

        WHEREAS Parent, Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent, Sub and the Company hereby agree as follows:

                                    ARTICLE I

                                   The Merger

        SECTION 1.01. The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the Delaware General Corporation Law (the "Corporation Law"), Sub shall be merged with and into the Company at the Effective Time (as defined in Section 1.03). Following the Effective Time, the separate corporate existence of Sub shall cease and the Company shall continue as the surviving corporation (the "Surviving Corporation") and shall succeed to and assume all the rights and obligations of Sub in accordance with the Corporation Law. At the election of Parent, any direct or indirect wholly owned subsidiary (as defined in Section 9.03) of Parent may be substituted for Sub as a constituent corporation in the Merger. In such event, the parties agree to execute an appropriate amendment to this Agreement in order to reflect the foregoing.

        SECTION 1.02. Closing. The closing of the Merger will take place at 10:00 a.m. (Miami time) on a date to be specified by Parent or Sub, which shall be no later than the fifth business day after satisfaction or waiver of the conditions set forth in Article VII (the "Closing Date"), at the offices of Greenberg, Traurig, P.A., counsel to Parent, unless another date, time or place is agreed to in writing by the parties hereto.

        SECTION 1.03. Effective Time. Subject to the provisions of this Agreement, as soon as practicable on or after the Closing Date, the parties shall file a Certificate of Merger or other appropriate documents (in any such case, the "Certificate of Merger") executed in accordance with the relevant provisions of the Corporation Law and shall make all other filings or recordings required under the Corporation Law. The Merger shall become effective at such time as the Certificate of Merger is duly filed with the Delaware Secretary of State, or at such other time as Sub and the Company shall agree should


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be specified in the Certificate of Merger (the time the Merger becomes effective being hereinafter referred to as the "Effective Time").

        SECTION 1.04. Effects of the Merger. The Merger shall have the effects set forth in the applicable provisions of the Corporation Law.

        SECTION 1.05. Certificate of Incorporation and Bylaws.

                (a) The Certificate of Incorporation of Sub as in effect immediately prior to the Effective Time shall be the Certificate of incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law; provided that Article I thereof shall be amended to provide that the corporate name of the Surviving Corporation is "Legend Properties, Inc."

                (b) The bylaws of Sub as in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

        SECTION 1.06. Directors. The directors of Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

        SECTION 1.07. Officers. The officers of the Company immediately prior to the Effective Time or such other persons as Parent shall designate shall be the officers of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

                                   ARTICLE II

                  Effect of the Merger on the Capital Stock of
             the Constituent Corporations; Exchange of Certificates

        SECTION 2.01. Effect on Capital Stock. As of the Effective Time, by virtue of the Merger and without any action on the part of the holder of any Shares or any shares of capital stock of Sub:

                (a) Capital Stock of Sub. Each issued and outstanding share of capital stock of Sub shall be converted into and become one fully paid and nonassessable share of Common Stock, par value $.01 per share, of the Surviving Corporation.

                (b) Cancellation of Parent Owned Stock. Each share of Company Common Stock that is owned by Parent, Sub or any other subsidiary of Parent shall automatically be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor.

                (c) Cancellation of Company Owned Stock. All Shares (if any) that are held in the treasury of the Company or by any wholly owned subsidiary of the Company shall be canceled and no consideration shall be delivered in exchange therefor.

                (d) Conversion of Company Common Stock. Each Share (other than Shares to be canceled in accordance with Section 2.01(b) or (c)) shall be converted into the right to receive from the Surviving Corporation in cash, without interest, $0.50 (the "Merger Consideration"). As of the Effective Time, all such Shares shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such Shares shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration, without interest.



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        SECTION 2.02. Exchange of Certificates.

                (a) Paying Agent. Prior to the Effective Time, Parent shall designate a bank or trust company to act as paying agent in the Merger (the "Paying Agent"), and, from time to time on, prior to or after the Effective Time, Parent shall make available, or cause the Surviving Corporation to make available, to the Paying Agent funds in amounts and at the times necessary for the payment of the Merger Consideration upon surrender of certificates representing Shares, or, in situations involving lost, stolen or destroyed certificates, upon delivery of an affidavit of lost, stolen or destroyed certificate accompanied by a bond as indemnity against a claim in such sum as reasonably required by Parent, as part of the Merger pursuant to Section 2.01 (it being understood that any and all interest earned on funds made available to the Paying Agent pursuant to this Agreement shall be payable to Parent).

                (b) Exchange Procedure. As soon as reasonably practicable after the Effective Time, the Paying Agent shall mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented Shares (the "Certificates"), (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Paying Agent and shall be in a form and have such other provisions as Parent may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration. Upon surrender of a Certificate for cancellation to the Paying Agent or to such other agent or agents as may be appointed by Parent, together with such letter of transmittal, duly executed, and such other documents as may reasonably be required by the Paying Agent, the holder of such Certificate shall be entitled to receive in exchange therefor the amount of cash into which the Shares theretofore represented by such Certificate shall have been converted pursuant to Section 2.01, and the Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of Shares that is not registered in the transfer records of the Company, payment may be made to a person other than the person in whose name the Certificate so surrendered is registered, if such Certificate shall be properly endorsed or otherwise be in proper form for transfer and the person requesting such payment shall pay any transfer or other taxes required by reason of the payment to a person other than the registered holder of such Certificate or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not applicable. Until surrendered as contemplated by this Section 2.02, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the amount of cash, without interest, into which the Shares theretofore represented by such Certificate shall have been converted pursuant to Section 2.01. No interest will be paid or will accrue on the cash payable upon the surrender of any Certificate. In the event any Certificate shall have been lost, stolen or destroyed, Parent may, in its discretion and as a condition precedent to the payment of the Merger Consideration in respect of the shares represented by such Certificate, require the owner of such lost, stolen or destroyed Certificate to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against Parent, the Surviving Corporation or the Paying Agent.

                (c) No Further Ownership Rights in Company Common Stock. All cash paid upon the surrender of Certificates in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to the Shares theretofore represented by such Certificates. At the Effective Time, the stock transfer books of the Company shall be closed, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the Shares that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation or the Paying Agent for any reason, they shall be canceled and exchanged as provided in this Article II.

                (d) No Liability. At any time following the expiration of six months after the Effective Time, the Surviving Corporation shall be entitled to require the Paying Agent to deliver to it any funds (including any interest received with respect thereto, which shall be payable to Parent at Parent's request) which had been made available to the Paying Agent and which have not been disbursed to holders of Certificates, and thereafter such holders shall be entitled to look to the Surviving Corporation (subject to



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any applicable abandoned property, escheat or similar law) only as general creditors thereof with respect to the Merger Consideration payable upon due surrender of their Certificates, without any interest thereon. Notwithstanding the foregoing, none of Parent, Sub, the Company or the Paying Agent shall be liable to any person in respect of any cash delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

                                   ARTICLE III

                  Representations and Warranties of the Company

        The Company represents and warrants to Parent and Sub as follows:

        SECTION 3.01. Organization. Each of the Company and its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now being conducted, except where the failure to be so organized, existing and in good standing or to have such power and authority could not be reasonably expected to (i) prevent or materially delay the consummation of the Merger, or (ii) have a material adverse effect (as defined in Section 9.03) on the Company. The Company and each of its subsidiaries is duly qualified or licensed to do business and in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except in such jurisdictions where the failure to be so duly qualified or licensed and in good standing could not reasonably be expected to have a material adverse effect on the Company or prevent or materially delay the consummation of the Merger. The Company has made available to Parent complete and correct copies of its Amended and Restated Certificate of Incorporation and Bylaws and the certificates of incorporation and bylaws (or similar organizational documents) of the Company's subsidiaries.

        SECTION 3.02. Capitalization. The authorized capital stock of the Company consists of 10,000,000 shares of Company Common Stock and 5,000,000 shares of preferred stock, par value $0.01 per share ("Company Preferred Stock"). At the close of business on December 31, 1999, (i) 6,290,844 shares of Company Common Stock were issued and outstanding, (ii) 40,000 shares of Company Common Stock were reserved for issuance upon exercise of outstanding Company Stock Options (as defined in Section 6.04) and (iii) no shares of Company Preferred Stock were issued and outstanding. Except as set forth above, as of the date of this Agreement, no shares of capital stock or other voting securities of the Company were issued, reserved for issuance or outstanding. All outstanding shares of capital stock of the Company are, and all shares which may be issued will be, when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. There are no bonds, debentures, notes or other indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of the Company may vote. Except as set forth above, there are not any securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which the Company or any of the Subsidiaries is a party or by which any of them is bound obligating the Company or any of the Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other voting securities of the Company or of any of the Subsidiaries or obligating the Company or any of the Subsidiaries to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking. There are not any outstanding contractual obligations (i) of the Company or any of the Subsidiaries to repurchase, redeem or otherwise acquire any shares of capital stock of the Company or (ii) of the Company to vote or to dispose of any shares of the capital stock of any of the Subsidiaries. There are no restrictions on the right of the Company to vote or dispose of any shares of the capital stock of the Subsidiaries.



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        SECTION 3.03. Authority.

                (a) The Company has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby (other than, with respect to the Merger, the approval and adoption of the terms of this Agreement by the holders of a majority of the Shares (the "Company Stockholder Approval")). The execution, delivery and performance of this Agreement and the consummation by the Company of the Merger and of the other transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions so contemplated (in each case, other than, with respect to the Merger, the Company Stockholder Approval). This Agreement has been duly executed and delivered by the Company and, assuming this Agreement constitutes a valid and binding obligation of Parent and Sub, constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally.

                (b) The Board of Directors of the Company, as well as a special committee (the "Special Committee") comprised of three independent members of the Company's Board of Directors, at meetings duly called and held on January 6, 2000, duly and unanimously adopted resolutions (i) approving this Agreement and the Merger (and such approval is sufficient to render inapplicable the provisions of Section 203 of the Corporation Law), (ii) determining that the terms of the Merger are substantively and procedurally fair to, and in the best interests of, the Company's stockholders, and (iii) recommending that the Company's stockholders approve and adopt this Agreement.

                (c) The Company's Board of Directors and the Special Committee have received the written opinion, dated as of the date hereof, of Josephthal & Co. Inc., that the Merger Consideration to be received by the holders of Shares is fair from a financial point of view, together with the written presentation of Josephthal & Co. Inc. to the Board of Directors and the Special Committee, relating thereto.

        SECTION 3.04. SEC Reports and Financial Statements. The Company has filed with the SEC, and has heretofore made available to Parent true and complete copies of, all forms, reports, schedules, statements and other documents (other than preliminary materials) required to be filed by it under the Exchange Act or the Securities Act of 1933 (the "Securities Act") from and after December 31, 1997 (such forms, reports, schedules, statements and other documents, including any financial statements or schedules included therein, are referred to as the "Company SEC Documents"). The Company SEC Documents, at the time filed, (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (b) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be, and the applicable rules and regulations of the SEC thereunder. Except to the extent revised or superseded by a subsequently filed Company SEC Document, the Company SEC Documents do not contain an untrue statement of a material fact or omit to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Company SEC Documents as well as the Company's financial statements as of and for the three months and nine months ended September 30, 1999 heretofore delivered to Parent, as of the dates thereof comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Rule 10-01 of Regulation S-X promulgated by the SEC) and fairly present (subject, in the case of the unaudited statements, to normal, recurring audit adjustments, none of which will be material) the consolidated



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financial position of the Company and the Subsidiaries as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended. None of the Subsidiaries is required to file any forms, reports, schedules, statements or other documents with the SEC.

        SECTION 3.05. State Takeover Statutes. The Board of Directors of the Company has approved the Merger and this Agreement and such approval is sufficient to render inapplicable to the Merger, this Agreement and the transactions contemplated by this Agreement, the provisions of Section 203 of the Corporation Law. To the best knowledge of the Company, no other state takeover statute or similar statute or regulation applies or purports to apply to the Merger, this Agreement or any of the transactions contemplated by this Agreement.

        SECTION 3.06. Brokers; Fees and Expenses. No broker, investment banker, financial advisor or other person, other than Josephthal & Co. Inc., the fees and expenses of which will be paid by the Company, is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company. The Company has furnished to Parent true and complete copies of all written agreements or arrangements, and reduced to writing and furnished to Parent the terms of all unwritten agreements or arrangements, providing for any such broker's, finder's financial advisor's or similar fee or commission between the Company and Josephthal & Co. Inc.

        SECTION 3.07. Vote Required. The affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock is the only vote of the holders of any class of capital stock necessary to approve this Agreement and the Merger.

                                   ARTICLE IV

                Representations and Warranties of Parent and Sub

        Parent and Sub represent and warrant to the Company as follows:

        SECTION 4.01. Organization. Each of Parent and Sub is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now being conducted, except where the failure to be so organized, existing and in good standing or to have such power and authority could not be reasonably expected to prevent or materially delay the consummation of the Merger. Each of Parent and Sub is duly qualified or licensed to do business and in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except in such jurisdictions where the failure to be so duly qualified or licensed and in good standing could not reasonably be expected to prevent or materially delay the consummation of the Merger. Each of Parent and Sub has made available to the Company complete and correct copies of its articles/certificate of incorporation and bylaws.

        SECTION 4.02. Authority. Parent and Sub have requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent and Sub and no other corporate proceedings on the part of Parent and Sub are necessary to authorize this Agreement or to consummate such transactions. No vote of Parent stockholders is required to approve this Agreement or the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent and Sub, as the case may be, and, assuming this Agreement constitutes a valid and binding obligation of the Company, constitutes a valid and binding obligation of each of Parent and Sub enforceable against them in accordance with its terms, except as limited by


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applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally.

        SECTION 4.03. Consents and Approvals; No Violations. Except for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Exchange Act (including the filing with the SEC of a Rule 13E-3 Transaction Statement on Schedule 13E-3 (together with all supplements and amendments thereto, the "Schedule 13E-3"), the HSR Act and
Section 251 of the Corporation Law, neither the execution, delivery or performance of this Agreement by Parent and Sub nor the consummation by Parent and Sub of the transactions contemplated hereby will (i) conflict with or result in any breach of any provision of the respective articles/certificate of incorporation or bylaws of Parent and Sub, (ii) require any filing with, or permit, authorization, consent or approval of, any Governmental Entity (except where the failure to obtain such permits, authorizations, consents or approvals or to make such filings could not be reasonably expected to prevent or materially delay the consummation of the Merger), (iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, lease, contract, agreement or other instrument or obligation to which Parent or Sub is a party or by which either of them or any of their properties or assets may be bound or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Parent or Sub or any of their properties or assets, except in the case of clauses (iii) and (iv) for violations, breaches or defaults which could not, individually or in the aggregate, be reasonably expected to prevent or materially delay the consummation of the Merger.

        SECTION 4.04. Litigation. There is no suit, claim, action or proceeding pending before any Governmental Entity or, to the best knowledge of Parent or Sub, threatened against Parent or Sub that could reasonably be expected to prevent or materially delay the consummation of the Merger.

        SECTION 4.05. Information Supplied. None of the information supplied or to be supplied by Parent or Sub specifically for inclusion or incorporation by reference in the Proxy Statement or the Schedule 13E-3 will at the time the Proxy Statement is first mailed to the Company's stockholders or at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Schedule 13E-3 to be filed by Parent in connection with the transactions contemplated hereby will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder, except that no representation or warranty is made by Parent or Sub with respect to statements made or incorporated by reference therein based on information supplied by the Company specifically for inclusion or incorporation by reference therein.

        SECTION 4.06. Interim Operations of Sub. Sub was formed solely for the purpose of engaging in the transactions contemplated hereby, has engaged in no other business activities and has conducted its operations only as contemplated hereby.

        SECTION 4.07. Brokers. No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent or Sub.

        SECTION 4.08. Board Determination. The Board of Directors of each of Parent and Sub have duly and unanimously adopted resolutions approving this Agreement and the Merger.

        SECTION 4.09. Full Disclosure. No statement contained in any certificate or schedule furnished or to be furnished by Parent or Sub to the Company in, or pursuant to the provisions of, this





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Agreement contains or shall contain any untrue statement of a material fact or omits or will omit to state any material fact necessary, in the light of the circumstances under which it was made, in order to make the statements herein or therein not misleading.

                                    ARTICLE V

                                    Covenants

        SECTION 5.01. Covenants of the Company. The Company agrees as to itself and the Subsidiaries that (except as expressly contemplated or permitted by this Agreement or to the extent that Parent shall otherwise consent in advance, which consent shall not be unreasonably withheld and shall subsequently be confirmed in writing):

                (a) Ordinary Course. The Company shall, and shall cause the Subsidiaries to, carry on their respective businesses in the usual, regular and ordinary course and the Company shall, and shall cause the Subsidiaries to, use all reasonable efforts to preserve intact their present business organizations, keep available the services of their present officers and employees and preserve their relationships with customers, suppliers and others having business dealings with the Company and the Subsidiaries.

                (b) Dividends; Changes in Stock. The Company shall not, and shall not permit any of the Subsidiaries to, (i) declare or pay any dividends on or make other distributions in respect of any of its capital stock, except for dividends by a direct or indirect wholly owned subsidiary of the Company to its parent, (ii) split, combine or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or (iii) repurchase, redeem or otherwise acquire any shares of capital stock of the Company or the Subsidiaries or any other securities thereof.

                (c) Issuance of Securities. The Company shall not, and shall not permit any of the Subsidiaries to, issue, deliver, sell, pledge or encumber, or authorize or propose the issuance, delivery, sale, pledge or encumbrance of, any shares of its capital stock of any class or any securities convertible into, or any rights, warrants, calls, subscriptions or options to acquire, any such shares or convertible securities, or any other ownership interest (including stock appreciation rights or phantom stock) other than (i) the issuance of shares of Company Common Stock upon the exercise of Company Stock Options outstanding on the date of this Agreement and in accordance with the terms of such Company Stock Options, or (ii) issuances by a Subsidiary of the Company of its capital stock to the Company.

                (d) Governing Documents. The Company shall not, and shall not permit any of the Subsidiaries to, amend or propose to amend its certificate of incorporation or bylaws (or similar organizational documents).

                (e) No Acquisitions. The Company shall not, and shall not permit any of the Subsidiaries to, acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or any substantial assets of (other than inventory and equipment in the ordinary course consistent with past practice, to the extent not otherwise prohibited by this Agreement), or by any other manner, any business or any corporation, partnership, joint venture, association or other business organization or division thereof.

                (f) No Dispositions. Other than dispositions in the ordinary course of business consistent with past practice, the Company shall not, and shall not permit any of the Subsidiaries to, sell, lease, license, encumber or otherwise dispose of, or agree to sell, lease, license, encumber or otherwise dispose of, any of its assets.

                (g) Indebtedness. The Company shall not, and shall not permit any of the Subsidiaries to, (i) incur any indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or warrants or rights to acquire any debt securities of the Company or any of the Subsidiaries, guarantee any debt securities of others, enter into any "keep-well" or other agreement to maintain any financial statement condition of another person or enter into any arrangement having the economic effect of any of the foregoing, except for working capital borrowings under the Company's existing construction revolving line of credit, including any extensions thereof or amendments thereto, or (ii) make any loans, advances or capital contributions to, or investments in, any other person, other than, with respect to both clause
(i) and (ii) above, (A) to the Company or any direct or indirect wholly owned subsidiary of the Company, or (B) any advances to employees in accordance with past practice.

                (h) Advice of Changes; Filings. The Company shall confer with Parent on a regular and frequent basis as reasonably requested by Parent, report on operational matters and promptly advise Parent orally and, if requested by Parent, in writing of any change or event having, or which, insofar as can reasonably be foreseen, is likely to have, a material adverse effect on the Company. The Company shall promptly provide to Parent (or its counsel) copies of all filings made by the Company with any Governmental Entity in connection with this Agreement and the transactions contemplated hereby.

                (i) Accounting Changes. The Company shall not make any material change, other than in the ordinary course of business, consistent with past practice, or as required by the SEC or law, with respect to any accounting methods, principles or practices used by the Company (except insofar as may be required by a change in generally accepted accounting principles, of which the Company shall promptly notify Parent).

                (j) Discharge of Liabilities. Except for fees and expenses related to the transactions contemplated herein, the Company shall not, and shall not permit any of the Subsidiaries to, pay, discharge, settle or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge, settlement or satisfaction, in the ordinary course of business consistent with past practice or in accordance with their terms, of (i) liabilities recognized or disclosed in the Most Recent Financial Statements, or (ii) liabilities incurred since the date of such financial statements in the ordinary course of business consistent with past practice. The Company shall not, and shall not permit any of the Subsidiaries to, waive the benefits of, or agree to modify in any manner, any confidentiality, standstill or similar agreement to which the Company or any of the Subsidiaries is a party.

                (k)     Compensation of Company Employees. Except as provided in
Section 6.04, the Company and the Subsidiaries will not, without the prior written consent of Parent, except as may be required by law, (i) enter into, adopt, amend or terminate any Company Benefit Plan or other employee benefit plan or any agreement, arrangement, plan or policy for the benefit of any director, executive officer or current or former key employee, (ii) increase in any manner the compensation or fringe benefits of, or pay any bonus to, any director, executive officer or key employee, except as required by any Company Benefit Plan or agreement with such employees existing on the date of this Agreement, (iii) enter into, adopt, amend or terminate any Company Benefit Plan or other benefit plan or agreement, arrangement, plan or policy for the benefit of any employees who are not directors, executive offices or current or former key employees of the Company, other than increases in the compensation of employees made in the ordinary course of business consistent with past practice, or (iv) pay any benefit not required by any plan or arrangement as in effect as of the date hereof (including the granting of, acceleration of exercisability of or vesting of stock options, stock appreciation rights or restricted stock).

                (l) Material Contracts. Neither the Company nor any of the Subsidiaries shall (i) modify, amend or terminate any material contract or agreement to which the Company or such Subsidiary is a party, or (ii) waive, release or assign any material rights or claims.

                (m) No Dissolution, Etc. The Company shall not authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation of the Company or any of the Subsidiaries.

                (n) Tax Election. The Company shall not make any tax election or settle or compromise any material income tax liability.

                (o) Other Actions. The Company shall not nor will it permit any of the Subsidiaries to take or agree or commit to take any action that is reasonably likely to result in any of the Company's representations or warranties hereunder being untrue in any material respect at, or as of any time prior to, the Effective Time.

                (p) General. The Company shall not, and shall not permit any of the Subsidiaries to, authorize any of, or commit or agree to take any of, the foregoing actions described in this Section 5.01.

        SECTION 5.02. No Solicitation.

                (a) The Company and its officers, directors, employees, representatives and agents shall immediately cease any discussions or negotiations with any parties that may be ongoing with respect to an Acquisition Proposal (as hereinafter defined). From and after the date hereof until the termination of this Agreement, the Company shall not, nor shall it permit any of the Subsidiaries to, authorize or permit any of its officers, directors or employees or any investment banker, financial advisor, attorney, accountant or other representative retained by it or any of the Subsidiaries to, directly or indirectly, (i) solicit, initiate or knowingly encourage (including by way of furnishing non-public information or assistance), or knowingly take any other action to facilitate, any inquiries or the making of any proposal which constitutes, or may reasonably be expected to lead to, any Acquisition Proposal, or (ii) participate in any discussions or negotiations regarding any Acquisition Proposal; provided, however, that if, at any time the Board of Directors of the Company determines in good faith, based upon the opinion of independent legal counsel (who may be the Company's regularly engaged independent counsel), that it is necessary to do so in order to comply with its fiduciary duties to the Company's stockholders under applicable law, the Company may, in response to an unsolicited Superior Proposal (as hereinafter defined), and subject to compliance with Section 5.02(c), (x) furnish information with respect to the Company to the person making such unsolicited Superior Proposal pursuant to a customary confidentiality agreement, and (y) participate in discussions or negotiations regarding such Superior Proposal. For purposes of this Agreement, "Acquisition Proposal" means any inquiry, proposal or offer from any person relating to any direct or indirect acquisition or purchase of 20% or more of the total value of the assets of the Company and the Subsidiaries or 20% or more of any class of equity securities of the Company or any of the Subsidiaries, any tender offer or exchange offer that if consummated would result in any person beneficially owning 20% or more of any class of equity securities of the Company or any of the Subsidiaries, any merger, consolidation, business combination, sale of all or substantially all the assets, recapitalization, liquidation, dissolution or similar transaction involving the Company or any of the Subsidiaries (other than the transactions between the parties hereto contemplated by this Agreement), or any other transaction the consummation of which could reasonably be expected to impede, interfere with, prevent or materially delay the Merger or which could reasonably be expected to dilute materially the benefits to Parent of the transactions contemplated hereby. For purposes of this Agreement, a "Superior Proposal" means any bona fide proposal made by a third party to acquire, directly or indirectly, for consideration consisting of cash and/or securities, 20% or more of the shares of Company Common Stock then outstanding or all or substantially all the assets of the Company and otherwise on terms which the Board of Directors of the Company determines in its good faith judgment (based on the advice of Josephthal & Co. Inc. to be more favorable to the Company's stockholders than the terms of the Merger set forth in this Agreement.

                (b) Except as set forth in this Section 5.02, neither the Board of Directors of the Company nor any committee thereof shall (i) withdraw or modify, or propose to withdraw or modify, in a manner adverse to Parent, the approval or recommendation of this Agreement or the Merger by such Board of Directors or such committee, (ii) approve or recommend, or propose to approve or recommend, any Acquisition Proposal, or
(iii) cause the Company to enter into any agreement with respect to any Acquisition Proposal. Notwithstanding the foregoing, in the event that the Board of Directors of the Company determines in good faith, based upon the opinion of independent legal counsel (who may be the Company's regularly engaged independent counsel), that it is necessary to do so in order to comply with its fiduciary duties to the Company's stockholders under applicable law, the Board of Directors of the Company may (subject to the other provisions of Section 5.02) withdraw or modify its approval or recommendation of this Agreement and the Merger, approve or recommend a Superior Proposal (as defined above), cause the Company to enter into an agreement with respect to a Superior Proposal or terminate this Agreement, but in each case only at a time that is after the fifth business day following Parent's receipt of written notice (a "Notice of Superior Proposal") advising Parent that the Board of Directors of the Company has received a Superior Proposal, specifying the material terms and conditions of such Superior Proposal and identifying the person making such Superior Proposal. In addition, if the Company proposes to enter into an agreement with respect to any Acquisition Proposal, it shall concurrently with entering into such agreement pay, or cause to be paid, to Parent the Termination Fee (as such term is defined in Section 6.06(b)).

                (c) In addition to the obligations of the Company set forth in paragraphs (a) and (b) of this Section 5.02, the Company shall promptly advise Parent orally and in writing of any request for information or of any Acquisition Proposal, the material terms and conditions of such request or Acquisition Proposal and the identity of the person making such request or Acquisition Proposal.

                (d) Nothing contained in this Section 5.02 shall prohibit the Company from taking and disclosing to its stockholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or from making any disclosure to the Company's stockholders if, in the good faith judgment of the Board of Directors of the Company, after consultation with independent legal counsel (who may be the Company's regularly engaged independent counsel), failure so to disclose would be inconsistent with its fiduciary duties to the Company's stockholders under applicable law; provided, however, neither the Company nor its Board of Directors nor any committee thereof shall, except as permitted by Section 5.02(b), withdraw or modify, or propose to withdraw or modify, its position with respect to this Agreement or the Merger or approve or recommend, or propose to approve or recommend, an Acquisition Proposal.

        SECTION 5.03. Other Actions. Except as contemplated by Section 5.02 or the other provisions of this Agreement, the Company shall not, and shall not permit any of the Subsidiaries to, take any action that could reasonably be expected to result in (i) any of the representations and warranties of the Company set forth in this Agreement that are qualified as to materiality becoming untrue, (ii) any of such representations and warranties that are not so qualified becoming untrue in any material respect, or (iii) any of the conditions to the Merger set forth in Article VII hereof not being satisfied in all material respects.

                                   ARTICLE VI

                              Additional Agreements

        SECTION 6.01. Stockholder Approval; Preparation of Proxy Statement.

                (a) The Company shall, as soon as practicable, duly call, give notice of, convene and hold a meeting of its stockholders (the "Stockholder Meeting") for the purpose of obtaining the Company Stockholder Approval. The Company shall, through its Board of Directors, recommend to its stockholders that the Company Stockholder Approval be given. The Company shall, at the direction of Parent, solicit from holders of Shares entitled to vote at the Stockholder Meeting proxies in favor of the Company Stockholder Approval and shall take all other action necessary or, in the judgment of Parent, helpful to secure the vote or consent of such holders required by the Corporation Law or this Agreement to effect the Merger.

                (b) Parent and the Company shall, as soon as practicable, jointly prepare and the Company shall file a preliminary Proxy Statement (or, if requested by Parent and applicable, an information statement in lieu of a proxy statement pursuant to Rule 14C under the Exchange Act, with all references herein to the Proxy Statement being deemed to refer to such information statement, to the extent applicable) with the SEC and shall use its best efforts to respond to any comments of the SEC or its staff and to cause the Proxy Statement to be mailed to the Company's stockholders as promptly as practicable after responding to all such comments to the satisfaction of the staff. The Company shall notify Parent promptly of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Proxy Statement or for additional information and shall supply Parent with copies of all correspondence between the Company or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Proxy Statement or the Merger. If at any time prior to the Stockholders Meeting there shall occur any event that should be set forth in an amendment or supplement to the Proxy Statement, the Company shall promptly prepare and mail to its stockholders such an amendment or supplement. The Company shall not mail any Proxy Statement, or any amendment or supplement thereto, to which Parent reasonably objects. The Company and its counsel shall permit Parent and its counsel to participate in all communications with the SEC and its staff, including all meetings and telephone conferences, relating to the Proxy Statement, the Merger or this Agreement.

                (c) Parent agrees to cause all Shares owned by Parent or any subsidiary of Parent to be voted in favor of the Company Stockholder Approval.

                (d) The Company hereby consents to the inclusion in the Proxy Statement of the recommendation of the Company's Board and the recommendation of the Board's Special Committee, described in Section 3.03, subject to any modification, amendment or withdrawal thereof.

                (e) In connection with the Merger, the Company shall cause its transfer agent to furnish Sub promptly with mailing labels containing the names and addresses of the record holders of Shares as of a recent date and of those persons becoming record holders subsequent to such date, together with copies of all lists of stockholders, security position listings and computer files and all other information in the Company's possession or control regarding the beneficial owners of Shares, and shall furnish to Sub such information and assistance (including updated lists of stockholders, security position listings and computer files) as Parent may reasonably request. Subject to the requirements of applicable law, and except for such steps as are necessary to disseminate the documents necessary to consummate the Merger, Parent and Sub and their agents shall hold in confidence the information contained in any such labels, listings and files, shall use such information only in connection with the Merger and, if this Agreement shall be terminated, shall, upon request, deliver, and shall use their best efforts to cause their agents to deliver, to the Company all copies of such information then in their possession or control.

        SECTION 6.02. Access to Information. Upon reasonable notice and subject to restrictions contained in confidentiality agreements to which the Company is subject (from which it shall use reasonable efforts to be released), the Company shall, and shall cause each of the Subsidiaries to, afford to Parent and to the officers, employees, accountants, counsel and other representatives of Parent access, during normal business hours to all their respective properties, books, contracts, commitments and records and, during such period, the Company shall (and shall cause each of the Subsidiaries to) furnish promptly to Parent (a) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to SEC requirements, and (b) all other information concerning its business, properties and personnel as Parent may reasonably request.

        SECTION 6.03. Reasonable Efforts. Each of the Company, Parent and Sub agrees to use its reasonable efforts to take, or cause to be taken, all actions necessary to comply promptly with all legal requirements which may be imposed on itself with respect to the Merger (which actions shall include furnishing all information required under the HSR Act and in connection with approvals of or filings with any other Governmental Entity) and shall promptly cooperate with and furnish information to each other in connection with any such requirements imposed upon any of them or any of their subsidiaries in connection with the Merger. Each of the Company, Parent and Sub will, and the Company shall cause each of the Subsidiaries to, use its reasonable efforts to take all reasonable actions necessary to obtain (and will cooperate with each other in obtaining) any consent, authorization, order or approval of, or any exemption by, any Governmental Entity or other public or private third party required to be obtained or made by Parent, Sub, the Company or any of their subsidiaries in connection with the Merger or the taking of any action contemplated by this Agreement, except that no party need waive any substantial rights or agree to any substantial limitation on its operations or to dispose of or hold separate any material assets.

        SECTION 6.04. Company Stock Options; Plans.

                (a) Parent and the Company shall, effective as of the Effective Time, (i) cause each outstanding option to purchase Company Common Stock (a "Company Stock Option") issued pursuant to the Company's 1993 Executive and Directors' Stock Option Plan (the "Company Stock Option Plan"), whether or not exercisable or vested, to become fully exercisable and vested, (ii) cause each Company Stock Option that is outstanding to be canceled, and (iii) in consideration of such cancellation and, except to the extent that Parent or Sub and the holder of any such Company Stock Option otherwise agree, cause the Company (or, at Parent's option, Sub) to pay such holders of Company Stock Options an amount in respect thereof equal to the product of (x) the excess, if any, of the Merger Consideration over the exercise price of each such Company Stock Option, and (y) the number of shares of Company Common Stock subject to the Company Stock Option immediately prior to its cancellation (such payment to be net of applicable withholding taxes).

                (b) Except as may otherwise be agreed by Parent or Sub and the Company, the Company Stock Option Plan shall terminate as of the Effective Time, and no holder of Company Stock Options or any participant in the Company Stock Option Plan shall have any rights thereunder to acquire any equity securities of the Company, the Surviving Corporation or any subsidiary thereof.

                (c) Except as may otherwise be agreed by Parent or Sub and the Company, all other plans, programs or arrangements providing for the issuance or grant of any other interest in respect of the capital stock of the Company or any of the Subsidiaries shall terminate as of the Effective Time, and no participant in any such plans, programs or arrangements shall have any rights thereunder to acquire any equity securities of the Company, the Surviving Corporation or any subsidiary thereof.

        SECTION 6.05. Confidentiality. Prior to the Closing, each of Parent and Sub shall, and shall cause its affiliates (as defined in Section 9.03) and its and their employees, agents, accountants, legal counsel and other representatives and advisers to, hold in strict confidence all, and not divulge or disclose any information of any kind concerning the Company and its business; provided, however, that the foregoing obligation of confidence shall not apply to (i) information that is or becomes generally available to the public other than as a result of a disclosure by Parent, Sub, any of their respective affiliates or any of their respective employees, agents, accountants, legal counsel or other representatives or advisers, (ii) information that is or becomes available to Parent, Sub, any of their respective affiliates or any of their respective employees, agents, accountants, legal counsel or other representatives or advisers on a nonconfidential basis, and (iii) information that is required to be disclosed by Parent, Sub, any of their respective affiliates or any of their respective employees, agents, accountants, legal counsel or other representatives or advisers as a result of any applicable law, rule or regulation of any Governmental Entity; and provided further that Parent promptly shall notify the Company of any disclosure pursuant to clause (iii) of this Section 6.05. Promptly after any termination of this Agreement, Parent, Sub and their representatives shall return to the Company or destroy all copies of documentation with respect to the Company that were supplied by or on behalf of the Company pursuant to this Agreement, without retaining any copy thereof, and destroy any notes or analyses Parent, Sub and/or their representatives may have prepared containing information derived from such materials.

        SECTION 6.06. Fees and Expenses.

                (a) Except as provided below in this Section 6.06, all fees and expenses incurred in connection with the Merger, this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such fees or expenses and Parent shall reimburse the Company for all such fees and expenses incurred by the Company.

                (b)     If (i) Parent or Sub terminates this Agreement under
Section 8.01(c) or Section 8.01(d), or (ii) the Company terminates this Agreement pursuant to Section 8.01(e), then Parent shall have no obligation to reimburse the Company for its fees and expenses and the Company shall assume and pay to Parent, or cause to be paid, all out-of-pocket expenses actually incurred by Parent and Sub in connection with the transactions contemplated hereby (such sum is referred to herein as the "Termination Fee").

        SECTION 6.07. Indemnification; Insurance.

                (a) Parent and Sub agree that all rights to indemnification for acts or omissions occurring prior to the Effective Time now existing in favor of the current or former directors or officers (the "Indemnified Parties") of the Company and the Subsidiaries as provided in their respective certificates of incorporation or bylaws (or similar organizational documents) or existing indemnification contracts shall survive the Merger and shall continue in full force and effect in accordance with their terms.

                (b) In addition, Parent will provide, or cause the Surviving Corporation to provide, for a period of not less than two years after the Effective Time, the Company's current directors and officers an insurance and indemnification policy that provides coverage for events occurring at or prior to the Effective Time (the "D&O Insurance") that is no less favorable than the Company's existing D&O Insurance policy or, if substantially equivalent insurance coverage is unavailable, the best available coverage; provided, however, that Parent and the Surviving Corporation shall not be required to pay an annual premium for the D&O Insurance in excess of 200% of the annual premium currently paid by the Company for such insurance, but in such case shall purchase as much such coverage as possible for such amount.

                (c) This Section 6.07 shall survive the consummation of the Merger at the Effective Time, is intended to benefit the Company, Parent, the Surviving Corporation and the Indemnified Parties and their respective heirs, personal representatives, successors and assigns, and shall be binding on all successors and assigns of Parent and the Surviving Corporation.

        SECTION 6.08. Employment and Benefit Arrangements.

                (a) From and after the Effective Time, Parent shall cause the Surviving Corporation to honor all employment, severance, termination and retirement agreements to which the Company is a party, as such agreements are in effect on the date hereof.

                (b) For a one-year period following the Effective Time, Parent shall cause the Surviving Corporation to provide those employees who are employees of the Surviving Corporation at the Effective Time with benefits that are, in the aggregate, no less favorable to such employees as are the benefits of the Company available to such employees immediately prior to the Effective Time.

                (c) The provisions of this Section 6.08 are not intended to create rights of third party beneficiaries.

                                   ARTICLE VII

                                   Conditions

        SECTION 7.01. Conditions to Each Party's Obligation To Effect the Merger. The respective obligation of each party to effect the Merger shall be subject to the satisfaction prior to the Closing Date of the following conditions:

                (a) This Agreement and the Merger shall have been approved and adopted by the affirmative vote or consent of the holders of at least a majority of the outstanding shares of Company Common Stock;

                (b) All consents, authorizations, orders and approvals of (or filings or registrations with) any Governmental Authority or other regulatory body required in connection with the execution, delivery and performance of this Agreement, the failure to obtain which would prevent the consummation of the Merger or have a material adverse effect on the Company, shall have been obtained without the imposition of any condition having a material adverse effect on Company;

                (c) If applicable, early termination shall have been granted or applicable waiting periods shall have expired under the HSR Act; and

                (d) No Governmental Authority or other regulatory body (including any court of competent jurisdiction) shall have enacted, issued, promulgated, enforced or entered any law, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is then in effect and has the effect of making illegal, materially restricting or in any way preventing or prohibiting the Merger or the transactions contemplated by this Agreement.

        SECTION 7.02. Conditions to Obligations of Parent and Sub to Effect the Merger. The obligations of Parent and Sub to effect the Merger are further subject to satisfaction or waiver at or prior to the Effective Time of the following conditions.

                (a) There shall not have occurred any change, condition, event or development that has resulted in, or could reasonably be expected to result in, a material adverse effect on the Company;

                (b) The representations and warranties of the Company in this Agreement that are qualified by materiality shall be true and correct in all respects as of the date of this Agreement and as of the Effective Time;

                (c) The representations and warranties of the Company in this Agreement that are not qualified by materiality shall be true and correct in all material respects as of the date of this Agreement and as of the Effective Time, except in any case where such failure to be true and correct would not, in the aggregate, (x) have a material adverse effect on the Company or Parent, or (y) prevent or materially delay the consummation of the Merger;

                (d) The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement;

                (e) An officer of the Company shall have delivered to Parent and Sub a certificate to the effect that each of the conditions specified in Sections 7.02(b), (c) and (d) is satisfied in all respects;

                (f) All authorizations, consents, waivers and approvals from parties to contracts or other agreements to which any of the Company or the Subsidiaries is a party, or by which any of them is bound, as may be required to be obtained by them in connection with the performance of this Agreement, the failure to obtain which would prevent the consummation of the Merger or have, individually or in the aggregate, a material adverse effect on Company, shall have been obtained;

                (g) At the mailing date of the Proxy Statement and the date of the Stockholders Meeting, the Proxy Statement shall not contain any untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements therein not misleading; and

                (h) Parent shall have received an opinion, dated the Effective Time, of Shefsky & Froelich, Ltd., counsel to the Company, in form and substance reasonably satisfactory to Parent, with respect to the matters set forth in Sections 3.01, 3.02 and 3.03 (including as to the Company Stockholder Approval) hereof.

        SECTION 7.03. Conditions to Obligations of the Company to Effect the Merger. The obligations of the Company to effect the Merger are further subject to satisfaction or waiver at or prior to the Effective Time of the following conditions:

                (a) The representations and warranties of Parent and Sub in this Agreement that are qualified by materiality shall be true and correct in all respects as of the date of this Agreement and as of the Effective Time;

                (b) The representations and warranties of the Parent and Sub in this Agreement that are not qualified by materiality shall be true and correct in all material respects as of the date of this Agreement and as of the Effective Time;

                (c) Parent and Sub shall have performed in all material respects all obligations required to be performed by them under this Agreement; and

                (d) Parent and Sub shall have delivered to the Company a certificate to the effect that each of the conditions specified in Sections 7.03(a), (b) and (c) is satisfied in all respects.

                (e) The Company shall have received an opinion, dated the Effective Time, of Greenberg Traurig, P.A., counsel to Parent and Sub, in form and substance reasonably satisfactory to the Company, with respect to the matters set forth in Sections 4.01, 4.02, 4.03(i) and 4.08 hereof, provided that such opinion may rely, as to matters of Washington law, upon an opinion of counsel licensed to practice in the State of Washington and reasonably acceptable to the Company.

                                  ARTICLE VIII

                            Termination and Amendment

        SECTION 8.01. Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the terms of this Agreement by the stockholders of the Company:

                (a)     by mutual written consent of Parent and the Company;

                (b) by either Parent or the Company if any Governmental Entity shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the acceptance for payment of, or payment for, shares of Company Common Stock pursuant to the Merger and such order, decree or ruling or other action shall have become final and nonappealable;

provided, however, that the right to terminate this Agreement pursuant to this
Section 8.01(b) shall not be available to any party that has failed to perform its obligations under Section 6.03 or the proviso contained in Section 7.01(b);

                (c)     by Parent or Sub, if

                        (i) any representation or warranty of the Company shall not have been true and correct in all material respects when made, except in any case where such failure to be true and correct would not, in the aggregate, (x) have a material adverse effect on the Company, or (y) prevent or materially delay the consummation of the Merger;

                        (ii) any representation or warranty of the Company (other than representations and warranties made as of a specified date) shall have ceased at any later date to be true and correct in all material respects as if made at such later date, except in any case where such failure to be true and correct would not, (x) in the aggregate, have a material adverse effect or (y) prevent or materially delay the consummation of the Merger; or

                        (iii) the Company shall have failed to comply in any material respect with any of its material obligations or covenants contained herein;

                (d)     by Parent or Sub, if

                        (i) the Board of Directors of the Company or the Special Committee shall have failed to approve and recommend or shall have withdrawn or modified in a manner adverse to Parent or Sub its approval or recommendation of the Merger or this Agreement, or approved or recommended any Acquisition Proposal;

                        (ii) the Company shall have entered into any agreement with respect to any Superior Proposal in accordance with Section 5.02(b); or

                        (iii) the Board of Directors of the Company or the Special Committee shall have resolved to take any of the foregoing actions;

                (e) by the Company in connection with entering into a definitive agreement in accordance with Section 5.02(b), provided it has complied with all provisions thereof, including the notice provisions therein and the payment of the Termination Fee, and provided that the Company shall not have breached in any material respect the provisions of Section 5.02(a); or

                (f)     by the Company, if

                        (i) any representation or warranty of Parent or Sub shall not have been true and correct in all material respects when made or (unless made as of a specified date) shall have ceased at any later date to be true and correct in all material respects as if made at such later date; or

                        (ii) Parent or Sub fails to comply in any material respect with any of its material obligations or covenants contained herein.

        SECTION 8.02. Effect of Termination. In the event of a termination of this Agreement by either the Company or Parent as provided in Section 8.01, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Parent, Sub or the Company or their respective officers, directors, stockholders or affiliates, except with respect to Section 3.06, Section 4.06, Section 6.05, Section 6.06, this Section 8.02 and Article IX; provided, however, that nothing herein shall relieve any party for liability for any breach hereof.

        SECTION 8.03. Amendment. This Agreement may be amended by the parties hereto, by action taken or authorized by their respective Boards of Directors, at any time before or after obtaining the Company Stockholder Approval, but, after any such approval, no amendment shall be made which by law requires further approval by such stockholders (or which reduces the amount or changes the Merger Consideration to be delivered to such stockholders) without obtaining such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

        SECTION 8.04. Extension; Waiver. At any time prior to the Effective Time, the parties hereto, by action taken or authorized by their respective Boards of Directors, may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

                                   ARTICLE IX

                                  Miscellaneous

        SECTION 9.01. Nonsurvival of Representations and Warranties. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time or, in the case of the Company, shall survive the acceptance for payment of, and payment for, Shares by Sub pursuant to this Agreement.

        SECTION 9.02. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed), sent by overnight courier (providing proof of delivery) or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

        (a)     if to Parent or Sub, to:     RGI Holdings, Inc.
                                             c/o Resource Group International
                                             2025 First Avenue
                                             Seattle, Washington, 98102
                                             Attention:  Deborah Dormaier
                                             Telecopy No.:   (206) 448-0404
                                             Confirm No.:   (206) 464-0200

                            with a copy to:  Greenberg Traurig, P.A.
                                             1221 Brickell Avenue
                                             Miami, Florida 33131
                                             Attention: Michael W. Hein, Esq.
                                             Telecopy No.: (305) 579-0717
                                             Confirm No.: (305) 579-0500

                                      and

        (b)     if to the Company, to:       Legend Properties, Inc.
                                             17300 River Ridge Boulevard
                                             Dumfries, Virginia 22026
                                             Attention: President
                                             Telecopy No.: (703) 445-0811
                                             Confirm No.:  (703) 221-4251

                            with a copy to:  Shefsky & Froelich, Ltd.
                                             444 North Michigan Avenue
                                             Suite 2500
                                             Chicago, Illinois 60611
                                             Attention:  Michael J. Choate, Esq.
                                             Telecopy No.:  (312) 527-5921
                                             Confirm No.:  (312) 527-4000


        SECTION 9.03. Interpretation. When a reference is made in this Agreement to an Article or a Section, such reference shall be to an Article or a Section of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The phrase "made available" in this Agreement shall mean that the information referred to has been made available if requested by the party to whom such information is to be made available. As used in this Agreement, the term "subsidiary" of any person means another person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first person, and the term "affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under the Exchange Act. As used in this Agreement, "material adverse change" or "material adverse effect" means, when used in connection with the Company, any change or effect (or any development that, insofar as can reasonably be foreseen, is likely to result in any change or effect) that, individually or in the aggregate with any such other changes or effects, is materially adverse to the business, prospects, assets (including intangible assets), financial condition or results of operations of the Company and the Subsidiaries taken as a whole. Notwithstanding the foregoing, a "material adverse change" or "material adverse effect" shall not include changes in general economic conditions or changes affecting the industries generally in which the Company operates.

        SECTION 9.04. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when said counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

        SECTION 9.05. Entire Agreement; Third Party Beneficiaries. This Agreement (including the documents and the instruments referred to herein) (a) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and (b) except as provided in Section 6.07, are not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

        SECTION 9.06. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware without regard to any applicable conflicts of law.

        SECTION 9.07. Publicity. Except as otherwise required by law, for so long as this Agreement is in effect, neither the Company, Sub nor Parent shall, nor shall the Company permit any of the Subsidiaries to, issue or cause the publication of any press release or other public announcement with respect to the transactions contemplated by this Agreement without the consent of the other party, which consent shall not be unreasonably withheld or delayed.

        SECTION 9.08. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, except that Sub may assign, in its sole discretion, any or all of its rights, interests and obligations hereunder to Parent or to any direct or indirect wholly owned subsidiary of Parent. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

        SECTION 9.09. Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement. In addition, each of the parties hereto (i) consents to submit such party to the personal jurisdiction of any Federal court located in the State of Delaware in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (ii) agrees that such party will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (iii) agrees that such party will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than a Federal court sitting in the State of Delaware. The prevailing party in any judicial action shall be entitled to receive from the other party reimbursement for the prevailing party's reasonable attorneys' fees and disbursements, and court costs.

            [The remainder of this page is intentionally left blank.]

        IN WITNESS WHEREOF, Parent, Sub and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.


                              RGI Holdings, Inc.



                              By:   /S/ Debra Dormaier
                                 ---------------------
                                  Name:   Debra Dormaier
                                  Title:  Vice President


                              LP Acquisition Corp.



                              By: /S/ Debra Dormaier
                                 -------------------
                                  Name:   Debra Dormaier
                                  Title:  Vice President


                              Legend Properties, Inc.



                              By: /S/ Peter J. Henn
                                 ------------------
                                  Name:   Peter J. Henn
                                  Title:  President and Chief Executive Officer